                                  EXHIBIT 23.1
                                  ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Cypress Semiconductor Corporation of our report dated June 4, 1999 relating to the financial statements, which appears in the Current Report on Form 8-K dated December 8, 1999.




/S/ PricewaterhouseCoopers LLP
---------------------------------------------
PricewaterhouseCoopers LLP

San Jose, California
December 23, 1999